Exhibit 10.26

                                    GUARANTY

                                                              New York, New York
                                                                 August 20, 2004

     This Guaranty, dated as of August 20, 2004, is made by DualStar Technologies Corporation (the "Guarantor") for the benefit of Gary Segal, an individual with an address at 101-32 101st Street, Ozone Park, New York 11416 (with its successors and assigns, the "Lender").

     The Lender and High-Rise Technologies Inc., a Delaware corporation and a wholly owned subsidiary of the Guarantor (the "Borrower"), are parties to a Promissory Note (the "Note") and a Security Agreement (the "Security Agreement") of even date herewith pursuant to which the Lender has made a loan to the Borrower. Guarantor acknowledges that it benefits from the loan from Lender to Borrower.

     As a condition to extending such credit to the Borrower, the Lender has required the execution and delivery of this Guaranty and a Pledge Agreement (the "Pledge Agreement") of even date herewith, whereby the Guarantor has pledged its entire interest in the capital stock of the Borrower to the Lender as security for the payment of the Note.

     ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

     1. Definitions. All terms defined in the Pledge Agreement that are not otherwise defined herein shall have the meanings given them in the Pledge Agreement.

     2. Indebtedness Guaranteed. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, each and every sum now or hereafter owing to the Lender by the Borrower under the Note (all of said sums being hereinafter called the "Indebtedness").

     3. Unconditional Guaranty. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantor hereunder or modify, reduce, limit or release the Guarantor's liability hereunder. This is an absolute, unconditional, irrevocable and continuing guaranty of payment of the Indebtedness.

     4. Insolvency of Guarantor. If the Guarantor shall be or become insolvent (however defined), then the Lender shall have the right to declare immediately due and payable, and the Guarantor will forthwith pay to the Lender, the full amount of all of the Indebtedness whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all of the Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

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     5. Guaranty.

               (a) Guarantor shall pay all direct reasonable attorneys' fees, collection costs and enforcement expenses referable thereto incurred by the Lender in its collection and enforcement of the Guaranty from the date the obligations of the Guarantor hereunder become due and payable (collectively, the "Costs and Expenses"); provided, however, if within five (5) days after demand by the Lender the Guarantor pays the Lender the principal balance of the Note plus all accrued interest thereon from the date of such demand, then the Guarantor shall not be liable to the Lender for any Costs and Expenses incurred by the Lender in connection with the enforcement, prosecution, defense or any proceeding or matter relating to the Indebtedness.

               (b) The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount under the Note, without affecting or impairing the Guarantor's liability hereunder, and the Lender may pay (or allow for the payment of) the excess out of any sums received by or available to the Lender on account of the Indebtedness from the Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source, and such payment (or allowance) shall not reduce, affect or impair the Guarantor's liability hereunder. Any payment made by the Guarantor under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this Guaranty for such purpose.

     6. Subrogation. The Guarantor will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the Guarantor as to any of the Indebtedness, or against any person liable therefor, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

     7. Enforcement Expenses. The Guarantor will pay or reimburse the Lender for all direct costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

     8. Lender's Rights. The Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for the Borrower (except for the execution of the Note). Whether or not any existing relationship between the Guarantor and the Borrower has been changed or ended, the Lender may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor's liability shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, without consent or approval by or notice to the Guarantor):
(i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement

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with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security;
(viii) any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; and (x) any election by the Lender under Section 1111(b) of the United States Bankruptcy Code. The Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

     9. Waivers by Guarantor. To the extent permitted by applicable law, the Guarantor waives any and all defenses, claims, setoffs and discharges of the Borrower or Guarantor pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or Guarantor in respect of any of the Indebtedness, or any setoff available against the Lender to the Borrower or Guarantor, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Borrower or any of its assets. The Guarantor will not assert, plead or enforce against the Lender any claim, defense or setoff available to the Guarantor against the Borrower. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. Except as otherwise provided herein, the Lender shall not be required to resort for payment of the Indebtedness to the Borrower or its properties, or first to enforce, realize upon or exhaust any of the collateral security for the Indebtedness, before enforcing this Guaranty.

     10. If Payments Set Aside, etc. If any payment applied by the Lender to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

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     11. Additional Obligation of Guarantor. The Guarantor's liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to the Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     12. Authority. Guarantor represents and warrants to the Lender that it has the full legal right, power and authority to execute this Guaranty; that the execution and delivery of this Guaranty has been approved and/or authorized by all necessary parties; that none of Guarantor's obligations hereunder will result in any breach of any provision of any agreement or instrument to which Guarantor is a party or by which Guarantor is bound; and that any certification of Guarantor's corporate resolutions delivered to Lender in connection with this Guaranty shall remain in full force and effect and Lender may continue to rely upon the same.

     13. No Duties Owed by Lender. The Guarantor acknowledges and agrees that the Lender (i) has not made any representations or warranties with respect to,
(ii) does not assume any responsibility to the Guarantor for, and (iii) has no duty to provide information to the Guarantor regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrower or any guarantor. The Guarantor has independently determined the creditworthiness of the Borrower and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

     14. Miscellaneous. This Guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Guarantor and the heirs, representatives, successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its participants, successors and assigns. The Lender may, upon the prior written consent of Guarantor, transfer or assign this Guaranty, together with the rights and remedies of Lender hereunder or any interest herein; provided, however, that Lender may transfer or assign, without consent, this Guaranty together with the rights and remedies of Lender hereunder or any interest herein, to any entity in which Lender has a majority interest or which Lender controls. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The Guarantor hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of New York in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents may be venued in either the State courts located in Nassau County, New York or the United States District Court for the Eastern District of New York; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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     15. Waiver of Jury Trial. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL
RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the date first written above.


                                       DUALSTAR TECHNOLOGIES
                                       CORPORATION

                                       By:  /s/
                                       Name:
                                            ------------------------------------
                                       Title:
                                            ------------------------------------


STATE OF NEW YORK   )
COUNTY OF QUEENS    )  ss.:

     On the 20th day of August, 2004, before me personally came Gregory Cuneo, to me known, who being by me duly sworn, did depose and say that he resides at 11-30 47th Avenue, Long Island City, NY, that he is the President/Chief Executive Officer of DualStar Technologies Corporation, the corporation described in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                                 __/s/__________________________
                                                         Notary Public